Subsequent Events	3 Months Ended
Mar. 31, 2015
Subsequent Events [Abstract]
Subsequent Events

20. SUBSEQUENT EVENT

At the Annual General Meeting of shareholders held on April 15, 2015, the Company’s shareholders approved a dividend of €0.20 per common share. The dividend was declared in euro. Shareholders who held common shares traded on the New York Stock Exchange on April 21, 2015, the record date, received the dividend in U.S. dollar in the amount of $0.2142 per common share, translated at the exchange rate reported by the European Central Bank on April 16, 2015.  The dividend was paid on April 29, 2015 with a total amount of approximately $291 million (the equivalent of €272 million).